UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

Owens Corning

(Exact name of registrant as specified in its charter)

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway Toledo, OH	43659
(Address of principal executive offices)	(Zip Code)

419-248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Owens Corning is filing this Current Report on Form 8-K to update Item 6 of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed on February 16, 2011 (the “2010 Form 10-K”), to correct the Total equity line item pertaining to Predecessor, Ten Months Ended October 31, 2006. Item 6 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

No Items of the 2010 Form 10-K other than Item 6 are being updated by this filing. Information in the 2010 Form 10-K is generally stated as of December 31, 2010 and this filing does not modify or update in any way the disclosures made in the 2010 Form 10-K or reflect any subsequent information or events other than as described above. This Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Item 6.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: March 3, 2011	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Item 6.